[EATON VANCE LOGO]

                                                   [BRICK WALL WITH "EDUCATION"]


Semiannual Report June 30, 2002
[HIGHWAY PHOTO]

                                   EATON VANCE
                                   MUNICIPAL
                                      BOND
                                      FUND

[BRIDGE PHOTO]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Of the many variables confronting the municipal bond investor, few are as crucial to performance as maintaining good call protection. Most municipal bonds include call provisions, which outline the terms under which the bond issuer can redeem the bond prior to its stated maturity date. While these provisions increase the issuer's financial flexibility, they create an ongoing challenge for municipal bond investors.

CALL PROTECTION IS CRITICAL TO DELIVERING A CONSISTENT DIVIDEND...

As most investors know, fund dividends are subject to changes in the prevailing interest rate level. As rates decline, fund dividends understandably reflect those fluctuations. However, call provisions permit bond issuers to refinance their outstanding debt, under specific terms and timing, in much the same way a homeowner refinances a mortgage. Not surprisingly, these calls can be disruptive for investors, who may be forced to re-invest the proceeds of a called bond at lower rates. Therefore, prudent investors strive to maintain adequate call protection in an effort to insulate the portfolio from these untimely disruptions and thereby provide a more predictable income stream.

AMPLE CALL PROTECTION ENHANCES THE POTENTIAL FOR CAPITAL APPRECIATION...

Price performance is another compelling reason to maintain adequate call protection. As most investors know, bond prices rise as interest rates decline. That is, bond investors will pay more for a bond as interest rates fall below the bond's existing coupon. Because it responds to declining rates, such a bond is said to have "positive convexity."

However, investors will NOT pay as much for a bond - even if rates are falling - if that bond is likely to be called. As a bond approaches the point where it is likely to be called, it tends to trade nearer its call price, usually par or a modest premium. As a result, this tends to impede the callable bond's upside performance. In effect, the callable bond has lost its positive convexity and is now said to have "negative convexity," meaning it will be significantly less responsive to declining interest rates.

[CHART]

CALL PROTECTION IMPORVES PERFORMANCE CHARACTERISTICS

A-B: Performance tendency of Non-Callable Bond
A-C: Performance tendency of Callable Bond

Lines refer to the performance characterisitc of generic callable bond and its generic non-callable bond counterpart. As yields decline, bond prices rise.

*Y refers to the point where decline in yield makes a call increasingly likely for a callable bond and begins to impede performance.


The chart above demonstrates this relationship. Note that as yields decline to point Y - the point where investors start to anticipate an imminent call - the price performance of the callable bond tends to "roll-off," and thus lag that of the non-callable bond. While it is difficult to pinpoint precisely when this "roll-off" will occur, bonds with ample call protection are generally considered less susceptible to this phenomenon than bonds with waning call protection.

CALL PROTECTION IS A MAJOR ADVANTAGE OF MUNICIPAL BOND MUTUAL FUNDS...

While call features can have a profound influence on income and price performance, these nuances may be overlooked by the individual investor, a fact that can put the individual at a serious disadvantage. At Eaton Vance, call provisions remain a prime strategic consideration for our fund managers and analysts. We monitor our portfolios and individual bonds and make periodic adjustments to update call protection, as necessary. Together with diversification, in-depth research and professional management, we believe that continuously updated call protection represents yet another major advantage for the mutual fund investor.

                             Sincerely,


                             /s/ Thomas J. Fetter
                             Thomas J. Fetter
                             President

                             August 7, 2002

MARKET RECAP

While the recession of 2001 proved relatively shallow, the economy has struggled in the first half of 2002 to generate a recovery of any significance. Companies have remained reticent to resume capital spending and have managed inventories very conservatively. In addition, while consumer confidence has improved significantly from the dual shocks of recession and the events of September 11, issues of corporate governance remained a major concern for many Americans.

GROSS DOMESTIC PRODUCT RECOVERED SLOWLY IN THE FIRST HALF OF 2002...

At first blush, the economy appeared to have rebounded strongly in the first quarter of 2002, with GDP rising 5.0%. But a closer look revealed that the recovery was somewhat illusory, and second quarter results confirmed that weakness, with GDP rising a modest 1.1%. The reported level of consumer spending appeared to be artificially inflated, the result of post-holiday discounting and widespread sales incentives by auto companies and department store chains. In addition, many manufacturers increased production in the first quarter in anticipation of a rise in demand that has yet to materialize fully.

DESPITE HAVING ENDED ITS RATE CUTS, THE FEDERAL RESERVE SAYS IT EXPECTS A GRADUAL RECOVERY ...

The Federal Reserve has changed its monetary policy in recent months from accommodative to a neutral stance. That change has been reflected in the bond market, whose prices move in the opposite direction of interest rates. For example, 10-year Treasury bond yields, which had fallen to 5.03% on December 31, 2001, rose to 5.40% by late March, as investors anticipated a rebounding economy. However, amid the sluggish recovery, rates fell back to 4.80% by June 30, sparking another modest rally in the bond market.

Like the Treasury market, the municipal market has responded well to the sluggish recovery. Municipal bonds have also benefited from the disappointing performance of the stock market and a less-than-robust outlook for equities in the coming year. Finally, municipals have received an additional boost from efforts within Congress and a number of state legislatures to roll back tax cuts. With the possibility of higher tax rates, municipal bonds have added appeal for investors and have continued to register solidly positive returns. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - posted a total return of 4.64% for the six months ended June 30, 2002.*

[CHART]

MUNICIPAL BOND YIELDS EXCEEDED 94% OF TREASURY YIELDS

30-Year AAA-rated General Obligation (GO) Bonds*          5.19%
Taxable equivalent yield in 38.6% tax bracket             8.45%
30-Year Treasury Bond                                     5.51%

Prinicipal and interest payments of Tresury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trusts' yield. Statistics as of June 30, 2002.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

DESPITE GLOBAL CONCERNS, THE NEAR-TERM OUTLOOK FOR BONDS REMAINS FAVORABLE...

Clearly, there are challenges on the horizon, especially the events in the Middle East, as well as the ongoing war on terrorism. Energy prices - which are highly correlated with geopolitical events - and the recent weakness of the U.S. dollar are major wild-cards with respect to inflation. Nonetheless, inflation has been kept under control by productivity gains, low wage pressures and continuing competitiveness within industry. These trends have created a favorable environment for many areas of the bond market, and we believe that municipal bonds can continue to play a valuable role in the fixed-income portion of investors' portfolios.

*It is not possible to invest directly in an Index.

INVESTMENT UPDATE

[PHOTO OF TOMAS J. FETTER]
Thomas J. Fetter
President

MANAGEMENT DISCUSSION

- The U.S. economic recovery proceeded at a slower-than-expected pace. Companies restrained capital spending, while individuals, worried about the muddled outlook, reigned in consumer spending. GDP rose 1.1% in the second quarter of 2002, a modest rise from the 0.7% rate posted in the same quarter a year ago.

- The Fund maintained its largest sector commitment at June 30, 2002 in hospital bonds. In the very competitive hospital industry, management focused on institutions that have sound financial structures, good management, a favorable demographic base and highly marketable health care specialties.

- Escrowed/prerefunded bonds were again a major investment for the Fund. These issues have been pre-refunded by their issuers and, because they are backed by Treasury bonds, have an implicit AAA credit rating. Meanwhile, they have continued to provide an excellent stream of income to the Fund.

- The Fund took advantage of a unique opportunity in Tobacco Settlement Finance Corp. bonds. Backed by Louisiana's share of receipts from the Federal government's Tobacco Settlement case, the bonds are an A-rated security with an attractive 5.875% coupon.

- Senior living/life care bonds provided good income opportunities in non-rated bonds. However, the Fund has been increasingly selective in this area. Hailed in recent years as a compelling health care alternative, the sector has been plagued by overcapacity in some communities. The Fund has focused on projects, such as La Vida Liena in Albuquerque, N.M., which we believe have sound fundamentals and an experienced project sponsor.

- The Fund made structural changes to adjust to shifting market conditions. Management maintained a well-diversified coupon allocation, balancing higher-income issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

THE FUND

PERFORMANCE FOR THE PAST SIX MONTHS

- The Fund's Class A shares had a total return of 4.45% during the six months ended June 30, 2002.(1) This return was the result of an increase in net asset value (NAV) to $9.51 per share on June 30, 2002 from $9.34 on December 31, 2001, and the reinvestment of $0.242 in dividends.(2)

- The Fund's Class B shares had a total return of 3.99% during the six months ended June 30, 2002.(1) This return was the result of an increase in NAV to $9.44 per share on June 30, 2002 from $9.28 on December 31, 2001 and the reinvestment of $0.207 in dividends.(2)

- The Fund's Class I shares had a total return of 4.53% during the six months ended June 30, 2002.(1) This return was the result of an increase in NAV to $10.38 per share on June 30, 2002 from $10.20 on December 31, 2001 and the reinvestment of $0.277 in dividends.(2)

- Based on the Fund's most recent dividends and NAVs on June 30, 2002 of $9.51 per share for Class A, $9.44 for Class B and $10.38 for Class I, the Fund's distribution rates were 5.15%, 4.40% and 5.41%, respectively.(3) The distribution rates of Class A, Class B and Class I are equivalent to taxable rates of 8.39%, 7.17% and 8.81%, respectively.(4)

- The SEC 30-day yields for Class A, B and I shares at June 30 were 5.31%, 4.83% and 5.84%, respectively.(5) The SEC 30-day yields of Class A, Class B and Class I are equivalent to taxable yields of 8.65%, 7.87% and 9.51%, respectively.(4)

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. There is generally no sales charge for Class I shares.

(2) A portion of the Fund's income may be subject to federal income tax; income may be subject to state and local taxes.

(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent rates assume maximum 38.6% federal income tax rate. A lower rate would result in lower tax-equivalent figures.

(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
- 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

(7) Fund Overview is subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


FUND INFORMATION
as of June 30, 2002

PERFORMANCE(6)                     CLASS A   CLASS B   CLASS I
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           7.38%     6.44%     7.48%
Five Years                         N.A.      N.A.      6.15
Ten Years                          N.A.      N.A.      6.68
Life of Fund+                      4.60      3.59      7.34

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           2.33%     1.44%     7.48%
Five Years                         N.A.      N.A.      6.15
Ten Years                          N.A.      N.A.      6.68
Life of Fund+                      3.46      3.21      7.34

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78



FUND OVERVIEW(7)
Number of Issues                    134
Average Maturity              23.7 Yrs.
Effective Maturity            19.4 Yrs.
Average Rating                       A+
Average Call                  10.5 Yrs.
Average Dollar Price             $90.38

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 99.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 2.8%
-------------------------------------------------------------------------
    $ 2,000        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                            $  1,873,520
      2,500        New York Dormitory Authority,
                   (Rockefeller University), 4.75%, 7/1/37      2,302,950
      1,750        Ohio Higher Educational Facilities
                   Authority, (Oberlin College), Variable
                   Rate, 10/1/27(1)(2)                          1,665,772
-------------------------------------------------------------------------
                                                             $  5,842,242
-------------------------------------------------------------------------
Electric Utilities -- 6.2%
-------------------------------------------------------------------------
    $ 2,000        Brazos River Authority, TX, (Reliant
                   Energy, Inc.), 5.20%, 12/1/18             $  1,963,060
        500        Connecticut Development Authority,
                   (Connecticut Light and Power), Variable
                   Rate, 9/1/22(1)(2)                             523,520
        500        Connecticut Development Authority,
                   (Western Mass Electric), Variable Rate,
                   9/1/22(1)(2)                                   523,520
      2,000        Hillsborough County, FL, IDA, (Tampa
                   Electric Co.), 5.50%, 10/1/23                2,005,260
      2,100        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                1,998,570
      2,000        Sam Rayburn, TX, Municipal Power Agency,
                   6.00%, 10/1/21                               2,004,400
      4,435        San Antonio, TX, Electric and Natural
                   Gas, 4.50%, 2/1/21                           4,065,165
-------------------------------------------------------------------------
                                                             $ 13,083,495
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.1%
-------------------------------------------------------------------------
    $14,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  3,782,800
     10,000        Foothill/Eastern Transportation Corridor
                   Agency, CA, 0.00%, 1/1/18                    4,562,200
      1,000        Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27                               1,259,780
      5,500        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20(3)       5,701,410
      2,500        San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/14          1,472,150
     10,000        San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/25          2,939,000
      6,000        Savannah, GA, EDA, Escrowed to Maturity,
                   0.00%, 12/1/21                               1,710,840
-------------------------------------------------------------------------
                                                             $ 21,428,180
-------------------------------------------------------------------------
General Obligations -- 5.6%
-------------------------------------------------------------------------
    $ 2,000        Georgia State General Obligation,
                   4.25%, 8/1/18                             $  1,906,720
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

General Obligations (continued)
-------------------------------------------------------------------------
    $ 4,000        Massachusetts General Obligation,
                   5.25%, 11/1/30(4)                         $  4,007,600
      3,075        New York City General Obligation,
                   5.25%, 6/1/27                                3,037,393
      3,000        North East, TX, Independent School
                   District, 5.00%, 2/1/30                      2,880,630
-------------------------------------------------------------------------
                                                             $ 11,832,343
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 3.9%
-------------------------------------------------------------------------
    $ 3,000        Allegheny County, PA, IDA, (Residential
                   Resources, Inc.), 6.50%, 9/1/21           $  2,932,230
        235        Suffolk County, NY, Industrial
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15                       241,159
        140        Suffolk County, NY, Industrial
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15                       145,422
        135        Suffolk County, NY, Industrial
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15                       140,229
      2,400        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36                2,319,093
      2,016        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36                1,948,038
        571        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 6.00%, 12/1/36                  579,271
-------------------------------------------------------------------------
                                                             $  8,305,442
-------------------------------------------------------------------------
Hospital -- 10.1%
-------------------------------------------------------------------------
    $ 1,750        Allegheny County, PA, Hospital
                   Development Authority, (West
                   Pennsylvania Allegheny Health System),
                   9.25%, 11/15/30                           $  1,875,230
      1,500        California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(1)(2)                          1,672,920
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29        896,080
      1,885        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                               1,945,188
      1,500        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28                              1,392,930
      1,750        Louisiana Public Facilities Authority,
                   (General Health Systems),
                   6.80%, 11/1/16                               1,724,467
      1,800        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                       1,745,676
      3,000        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                     3,247,830
      1,240        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.20%, 8/15/11         993,736

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,250        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.625%, 8/15/19   $    980,450
      1,575        Oneida County, NY, IDA, (St. Elizabeth
                   Medical Center), 5.75%, 12/1/19              1,392,898
        265        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.20%, 1/1/08(5)                                86,549
      1,030        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/23(5)                              336,398
      1,135        Rochester, MN, Health Care Facilities,
                   (Mayo Clinic), Variable Rate,
                   11/15/27(1)(2)                               1,180,786
      1,100        San Benito, CA, Health Care District,
                   5.40%, 10/1/20                                 958,881
      1,000        Sullivan County, TN, Health Educational
                   and Facility Board, (Wellmont Health
                   System), 6.25%, 9/1/22                       1,005,880
-------------------------------------------------------------------------
                                                             $ 21,435,899
-------------------------------------------------------------------------
Housing -- 4.3%
-------------------------------------------------------------------------
    $ 1,300        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20      $  1,297,933
        335        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05           334,742
      2,500        Georgia Private Colleges and
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31                                2,508,025
      1,420        Lake Creek, CO, (Affordable Housing
                   Corp.), 6.25%, 12/1/23                       1,330,952
        885        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.375%, 1/1/19          823,183
      1,280        North Little Rock, AR, Residential
                   Housing Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                1,215,629
      1,000        Texas Student Housing Corp., (University
                   of Northern Texas), 6.85%, 7/1/31              982,080
        625        Texas Student Housing Corp., (University
                   of Northern Texas), 9.375%, 7/1/06             621,519
-------------------------------------------------------------------------
                                                             $  9,114,063
-------------------------------------------------------------------------
Industrial Development Revenue -- 4.3%
-------------------------------------------------------------------------
    $   545        Florence County, SC, (Stone Container),
                   7.375%, 2/1/07                            $    546,711
      1,000        Hardeman County, TN, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17               999,630
      1,000        Iowa Finance Authority, (Southbridge
                   Mall), 6.375%, 12/1/13                         938,190
      1,500        Los Angeles, CA, Regional Airports
                   Improvements Corp., (Los Angeles
                   International Terminal Four),
                   7.125%, 12/1/24                              1,460,655
      1,750        New Jersey EDA, (Holt Hauling),
                   7.75%, 3/1/27                                1,627,500
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 2,450        Port Camas-Washougan, WA, (James River),
                   6.70%, 4/1/23                             $  2,472,050
      1,005        Valdez, AK, (British Petroleum),
                   Variable Rate, 8/1/25(1)(2)                  1,033,230
-------------------------------------------------------------------------
                                                             $  9,077,966
-------------------------------------------------------------------------
Insured - Education -- 2.3%
-------------------------------------------------------------------------
    $ 2,000        New York Dormitory Authority, (New York
                   University), (AMBAC), 5.50%, 7/1/31       $  2,130,860
      1,000        Rhode Island Health and Educational
                   Building Corp., (School of Design),
                   (MBIA), 5.00%, 6/1/31                          963,700
      1,750        Virginia College Building Authority,
                   (Washington and Lee University), (MBIA),
                   5.25%, 1/1/31                                1,803,917
-------------------------------------------------------------------------
                                                             $  4,898,477
-------------------------------------------------------------------------
Insured - Electric Utilities -- 2.3%
-------------------------------------------------------------------------
    $ 6,500        Long Island Power Authority, NY,
                   Electric System, (FSA), 0.00%, 6/1/25     $  1,987,960
         30        Los Angeles, CA, Department of Water and
                   Power, (MBIA), Variable Rate,
                   12/15/24(2)(6)                                 324,120
      2,865        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/29                 677,945
      1,130        Piedmont, SC, Municipal Power Agency,
                   (MBIA), 4.75%, 1/1/25                        1,056,607
        800        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)       863,816
-------------------------------------------------------------------------
                                                             $  4,910,448
-------------------------------------------------------------------------
Insured - General Obligations -- 4.3%
-------------------------------------------------------------------------
    $ 1,320        California, (AMBAC), Variable Rate,
                   11/1/19(1)(2)                             $  1,516,482
        125        California, (FGIC), Variable Rate,
                   12/1/29(2)(6)                                  280,950
      1,500        California, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/30(2)(6)        1,658,025
      1,500        Chicago, IL, (MBIA), 5.00%, 1/1/41           1,418,205
        600        Detroit, MI, School District, (FGIC),
                   4.75%, 5/1/28                                  553,176
      2,340        Merced, CA, Union High School District,
                   (FGIC), 0.00%, 8/1/20                          888,475
      5,000        St. Louis, MO, Board of Education,
                   (FSA), 0.00%, 4/1/15                         2,747,000
-------------------------------------------------------------------------
                                                             $  9,062,313
-------------------------------------------------------------------------
Insured - Hospital -- 1.8%
-------------------------------------------------------------------------
    $ 3,805        Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38                   $  3,838,712
-------------------------------------------------------------------------
                                                             $  3,838,712
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured - Housing -- 1.0%
-------------------------------------------------------------------------
    $ 1,000        SCA MFMR Receipts, Burnsville, MN,
                   (FSA), 7.10%, 1/1/30                      $  1,057,420
      1,000        SCA MFMR Receipts, Springfield, MO,
                   (FSA), 7.10%, 1/1/30                         1,057,420
-------------------------------------------------------------------------
                                                             $  2,114,840
-------------------------------------------------------------------------
Insured - Lease Revenue / Certificates of Participation -- 2.7%
-------------------------------------------------------------------------
    $10,000        Anaheim, CA, Public Financing Authority
                   Lease Revenue, (FSA), 0.00%, 9/1/31       $  1,954,200
     12,800        Anaheim, CA, Public Financing Authority
                   Lease Revenue, (FSA), 0.00%, 9/1/29          2,804,992
      2,500        Saint Louis, MO, IDA, (Convention Center
                   Hotel), (AMBAC), 0.00%, 7/15/19              1,050,725
-------------------------------------------------------------------------
                                                             $  5,809,917
-------------------------------------------------------------------------
Insured - Transportation -- 8.1%
-------------------------------------------------------------------------
    $ 1,500        Central Puget Sound, WA, Transportation
                   Authority, (FGIC), 4.75%, 2/1/28          $  1,370,205
      1,000        Cleveland, OH, Airport System, (FSA),
                   5.00%, 1/1/31                                  969,710
      1,500        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                                1,355,550
      1,500        Metropolitan Transportation Authority,
                   NY, Commuter Facilities, (AMBAC),
                   5.00%, 7/1/20                                1,508,310
      2,000        Metropolitan Transportation Authority,
                   NY, Commuter Facilities, (FGIC),
                   5.00%, 4/1/23                                2,004,300
      1,500        New Jersey Turnpike Authority, RITES,
                   (MBIA), Variable Rate, 1/1/30(2)(6)          1,660,740
      1,820        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/18                               1,993,592
      1,930        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/26                               2,061,394
      2,250        Puerto Rico Highway and Transportation
                   Authority, (XLCA), 5.50%, 7/1/36(7)          2,325,623
      2,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38(7)           1,874,200
-------------------------------------------------------------------------
                                                             $ 17,123,624
-------------------------------------------------------------------------
Insured - Water and Sewer -- 5.4%
-------------------------------------------------------------------------
    $ 1,000        Fairmont, WV, Waterworks, (AMBAC),
                   4.50%, 7/1/24                             $    903,410
      1,000        Henry County, GA, Water and Sewer
                   Authority, (FGIC), 5.625%, 2/1/30            1,043,650
      1,000        Loudoun County, VA, Sanitation
                   Authority, Water and Sewer Revenue,
                   (MBIA), 4.75%, 1/1/30                          933,850
      4,175        Louisville and Jefferson County, KY,
                   Metropolitan Sewer District and Drainage
                   System, (FGIC), 4.75%, 5/15/28               3,885,589
      3,000        Metropolitan Water District, (Southern
                   California Waterworks), (MBIA), Variable
                   Rate, 7/1/27(2)(6)                           2,823,750
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured - Water and Sewer (continued)
-------------------------------------------------------------------------
    $ 2,000        New York City, NY, Municipal Water
                   Finance Authority, (Water and Sewer
                   System), (FGIC), 4.75%, 6/15/31           $  1,833,880
-------------------------------------------------------------------------
                                                             $ 11,424,129
-------------------------------------------------------------------------
Nursing Home -- 5.1%
-------------------------------------------------------------------------
    $   970        Bell County, TX, (Heritage Oaks
                   Healthcare), 6.70%, 6/1/29                $    675,925
      1,365        Bell County, TX, (Riverside Healthcare,
                   Inc. - Normandy Terrace), 9.00%, 4/1/23      1,155,964
        890        Bell County, TX, Health Facilities
                   Authority, (Care Institute, Inc. -
                   Texas), 9.00%, 11/1/24                         948,322
        895        Clovis, NM, IDR, (Retirement Ranches,
                   Inc.), 7.75%, 4/1/19                           922,852
      1,000        Colorado HFA, (Volunteers of America),
                   5.875%, 7/1/28                                 820,130
      1,100        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25               1,103,817
      1,185        Montgomery, PA, IDA, (Advancement of
                   Geriatric Health Care Institute),
                   8.375%, 7/1/23                               1,174,015
        550        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                  474,111
      2,000        Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care),
                   6.60%, 4/1/24                                1,733,400
        265        Tarrant County, TX, Health Facilities
                   Authority, 8.00%, 9/1/25                       263,559
        415        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.25%, 9/1/19(5)                               18,676
      1,700        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               1,609,424
-------------------------------------------------------------------------
                                                             $ 10,900,195
-------------------------------------------------------------------------
Other Revenue -- 6.4%
-------------------------------------------------------------------------
    $ 2,000        Badger Tob Asset Securitization Corp.,
                   WI, 6.125%, 6/1/27                        $  1,977,220
      1,000        Barona, CA, (Band of Mission Indians),
                   8.25%, 1/1/20                                1,041,580
      2,250        Capital Trust Agency, FL, (Seminole
                   Tribe Convention), 10.00%, 10/1/33           2,263,995
      1,000        Mohegan Tribe Indians, CT, Gaming
                   Authority, (Public Improvements),
                   6.25%, 1/1/21                                1,030,320
        500        San Juan, NM, Pueblo Development
                   Authority, 7.00%, 10/15/06                     473,530
      1,000        Santa Fe, NM, (Crow Hobbs),
                   8.50%, 9/1/16                                1,040,190
      4,200        Tobacco Settlement Financing Corp., LA,
                   5.875%, 5/15/39                              3,831,240
      2,000        Tobacco Settlement Financing Corp., RI,
                   6.125%, 6/1/32                               1,918,000
-------------------------------------------------------------------------
                                                             $ 13,576,075
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Senior Living / Life Care -- 4.1%
-------------------------------------------------------------------------
    $ 1,240        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   5.75%, 12/15/28                           $  1,077,039
      1,475        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                              1,327,825
      1,265        Grove City, PA, Area Hospital Authority,
                   (Grove Manor), 6.625%, 8/15/29               1,246,860
      1,500        Kansas City, MO, IDA, (Kingswood United
                   Methodist Manor), 5.875%, 11/15/29           1,301,955
      1,500        New Jersey EDA, (Fellowship Village),
                   5.50%, 1/1/25                                1,380,300
      1,485        North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   6.75%, 1/1/33                                1,275,630
        980        St. Paul, MN, Housing and Redevelopment,
                   (Care Institute, Inc. - Highland),
                   8.75%, 11/1/24                                 988,742
-------------------------------------------------------------------------
                                                             $  8,598,351
-------------------------------------------------------------------------
Special Tax Revenue -- 6.2%
-------------------------------------------------------------------------
    $ 1,465        Bell Mountain Ranch, CO, Metropolitan
                   District, 6.625%, 11/15/25                $  1,442,629
      2,000        Cleveland-Cuyahoga County, OH, Port
                   Authority, 7.00%, 12/1/18                    1,977,780
      1,020        Fleming Island, FL, Plantation Community
                   Development District, 6.30%, 2/1/05          1,028,752
      1,500        Frederick County, MD, Urbana Community
                   Development Authority, 6.625%, 7/1/25        1,522,605
      1,590        Lincoln, CA, Public Financing Authority,
                   (Twelve Bridges), 6.20%, 9/2/25              1,630,179
      1,200        New York City, NY, Transitional Finance
                   Authority, 4.75%, 11/1/23                    1,122,720
      1,000        New York City, NY, Transitional Finance
                   Authority, 4.75%, 11/15/23                     935,550
      3,500        New York State Local Government
                   Assistance Corp., 5.00%, 4/1/21              3,544,520
-------------------------------------------------------------------------
                                                             $ 13,204,735
-------------------------------------------------------------------------
Transportation -- 2.8%
-------------------------------------------------------------------------
    $ 1,500        Connector 2000 Association, Inc., SC
                   Bridge & Toll Road, (Southern
                   Connector), 5.25%, 1/1/23                 $  1,074,030
      3,500        New Jersey Transportation Trust Fund
                   Authority, Variable Rate, 6/15/17(1)(2)      3,654,665
      1,200        Port Authority of New York and New
                   Jersey, 5.375%, 3/1/28                       1,227,420
-------------------------------------------------------------------------
                                                             $  5,956,115
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 99.8%
   (identified cost $205,672,798)                            $211,537,561
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.2%                       $    404,336
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $211,941,897
-------------------------------------------------------------------------

California                                                 13.2%
New York                                                   11.5%
Others, representing less than
10% individually                                           75.1%

 At June 30, 2002, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

 The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at June 30, 2002, 28% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 8.2% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (4)  When-issued security.
 (5)  Non-income producing security.
 (6)  Security has been issued as a leveraged inverse floater bond.
 (7) Security (or a portion thereof) has been segregated to cover when-issued securities.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $205,672,798)                          $211,537,561
Cash                                         1,506,101
Receivable for investments sold                165,000
Receivable for Fund shares sold              1,511,896
Interest receivable                          3,834,143
Receivable for daily variation margin on
   open financial futures contracts             46,000
Prepaid expenses                                   701
------------------------------------------------------
TOTAL ASSETS                              $218,601,402
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for when-issued securities        $  3,988,543
Payable for investments purchased            2,018,000
Dividends payable                              458,989
Payable for open swap contracts                 89,056
Payable for Fund shares redeemed                34,985
Payable to affiliate for Trustees' fees          3,282
Payable to affiliate for distribution
   and service fees                                101
Accrued expenses                                66,549
------------------------------------------------------
TOTAL LIABILITIES                         $  6,659,505
------------------------------------------------------
NET ASSETS                                $211,941,897
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $209,713,647
Accumulated net realized loss (computed
   on the basis of identified cost)         (3,421,938)
Accumulated undistributed net investment
   income                                      559,569
Net unrealized appreciation (computed on
   the basis of identified cost)             5,090,619
------------------------------------------------------
TOTAL                                     $211,941,897
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 79,001,307
SHARES OUTSTANDING                           8,311,330
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.51
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.51)       $       9.98
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 45,951,867
SHARES OUTSTANDING                           4,866,115
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.44
------------------------------------------------------
Class I Shares
------------------------------------------------------
NET ASSETS                                $ 86,988,723
SHARES OUTSTANDING                           8,376,523
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.38
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
JUNE 30, 2002
Investment Income
----------------------------------------------------
Interest                                  $6,415,832
----------------------------------------------------
TOTAL INVESTMENT INCOME                   $6,415,832
----------------------------------------------------
Expenses
----------------------------------------------------
Investment adviser fee                    $  489,275
Trustees' fees and expenses                    6,441
Distribution and service fees
   Class A                                    88,931
   Class B                                   209,850
Transfer and dividend disbursing agent
   fees                                       55,765
Custodian fee                                 47,859
Legal and accounting services                 25,966
Registration fees                             23,831
Printing and postage                           8,186
Miscellaneous                                 19,487
----------------------------------------------------
TOTAL EXPENSES                            $  975,591
----------------------------------------------------

NET INVESTMENT INCOME                     $5,440,241
----------------------------------------------------
Realized and Unrealized Gain (Loss)
----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  247,004
   Financial futures contracts               824,680
----------------------------------------------------
NET REALIZED GAIN                         $1,071,684
----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $2,938,242
   Financial futures contracts              (736,902)
   Interest rate swap contracts             (135,321)
----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $2,066,019
----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $3,137,703
----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $8,577,944
----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED
INCREASE (DECREASE)                       JUNE 30, 2002     YEAR ENDED
IN NET ASSETS                             (UNAUDITED)       DECEMBER 31, 2001
-----------------------------------------------------------------------------
From operations --
   Net investment income                  $      5,440,241  $       9,558,883
   Net realized gain                             1,071,684            565,103
   Net change in unrealized
      appreciation (depreciation)                2,066,019         (1,643,331)
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      8,577,944  $       8,480,655
-----------------------------------------------------------------------------
Distributions to shareolders --
   From net investment income
      Class A                             $     (1,834,849) $      (3,091,735)
      Class B                                     (928,072)        (1,514,372)
      Class I                                   (2,296,672)        (4,705,758)
-----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (5,059,593) $      (9,311,865)
-----------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                             $     17,737,124  $      26,978,375
      Class B                                    8,281,126         16,641,044
      Class I                                    6,729,875          9,211,391
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                      714,338          1,124,444
      Class B                                      473,507            796,016
      Class I                                    1,091,758          2,265,165
   Cost of shares redeemed
      Class A                                   (8,836,223)       (12,814,417)
      Class B                                   (3,712,940)        (5,317,855)
      Class I                                   (8,098,278)       (11,158,259)
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     14,380,287  $      27,725,904
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     17,898,638  $      26,894,694
-----------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------
At beginning of period                    $    194,043,259  $     167,148,565
-----------------------------------------------------------------------------
AT END OF PERIOD                          $    211,941,897  $     194,043,259
-----------------------------------------------------------------------------

Accumulated undistributed net investment income included
in
net assets
-----------------------------------------------------------------------------
AT END OF PERIOD                          $        559,569  $         178,921
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                        CLASS A
                                  ------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                  JUNE 30, 2002       ----------------------------------------------------------------
                                  (UNAUDITED)             2001(1)(2)          2000        1999          1998(1)(3)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 9.340              $ 9.370          $ 8.590     $ 9.970          $10.000
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                 $ 0.258              $ 0.497          $ 0.502     $ 0.505          $ 0.502
Net realized and unrealized
   gain (loss)                          0.154               (0.040)           0.776      (1.357)           0.099
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $ 0.412              $ 0.457          $ 1.278     $(0.852)         $ 0.601
----------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income            $(0.242)             $(0.487)         $(0.498)    $(0.512)         $(0.522)
From net realized gain                     --                   --               --      (0.016)          (0.109)
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $(0.242)             $(0.487)         $(0.498)    $(0.528)         $(0.631)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 9.510              $ 9.340          $ 9.370     $ 8.590          $ 9.970
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          4.45%                4.96%           15.38%      (8.85)%           6.07%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $79,001              $68,124          $53,271     $49,427          $32,352
Ratios (As a percentage of
   average daily net assets):
   Expenses                              0.93%(5)             0.93%            0.97%       0.71%            0.65%
   Expenses after custodian
      fee reduction                      0.93%(5)             0.90%            0.96%       0.69%            0.60%
   Net investment income                 5.55%(5)             5.27%            5.60%       5.31%            5.07%
Portfolio Turnover                          9%                  13%              46%         80%              38%
----------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.23% to 5.27%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                        CLASS B
                                  ------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                  JUNE 30, 2002       ----------------------------------------------------------------
                                  (UNAUDITED)             2001(1)(2)          2000        1999          1998(1)(3)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 9.280              $ 9.300          $ 8.520     $ 9.880          $10.000
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                 $ 0.221              $ 0.433          $ 0.426     $ 0.431          $ 0.416
Net realized and unrealized
   gain (loss)                          0.145               (0.036)           0.779      (1.343)           0.006
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $ 0.366              $ 0.397          $ 1.205     $(0.912)         $ 0.422
----------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income            $(0.206)             $(0.417)         $(0.425)    $(0.432)         $(0.433)
From net realized gain                     --                   --               --      (0.016)          (0.109)
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $(0.206)             $(0.417)         $(0.425)    $(0.448)         $(0.542)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 9.440              $ 9.280          $ 9.300     $ 8.520          $ 9.880
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          3.99%                4.36%           14.58%      (9.51)%           4.03%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $45,952              $40,168          $28,222     $22,738          $10,008
Ratios (As a percentage of
   average daily net assets):
   Expenses                              1.68%(5)             1.68%            1.71%       1.47%            1.39%
   Expenses after custodian
      fee reduction                      1.68%(5)             1.65%            1.70%       1.45%            1.34%
   Net investment income                 4.80%(5)             4.62%            4.86%       4.61%            4.33%
Portfolio Turnover                          9%                  13%              46%         80%              38%
----------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 4.58% to 4.62%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                           CLASS I
                                  -----------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                  JUNE 30, 2002       ---------------------------------------------------------------------
                                  (UNAUDITED)             2001(1)(2)          2000        1999        1998(1)        1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $10.200              $10.240          $ 9.380     $10.870      $ 10.840      $10.070
---------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                 $ 0.298              $ 0.570          $ 0.560     $ 0.553      $  0.574      $ 0.584
Net realized and unrealized
   gain (loss)                          0.161               (0.053)           0.857      (1.464)        0.141        0.785
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $ 0.459              $ 0.517          $ 1.417     $(0.911)     $  0.715      $ 1.369
---------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------
From net investment income            $(0.279)             $(0.557)         $(0.557)    $(0.563)     $ (0.576)     $(0.599)
From net realized gain                     --                   --               --      (0.016)       (0.109)          --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $(0.279)             $(0.557)         $(0.557)    $(0.579)     $ (0.685)     $(0.599)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $10.380              $10.200          $10.240     $ 9.380      $ 10.870      $10.840
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          4.53%                5.14%           15.63%      (8.69)%        6.75%       14.13%
---------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $86,989              $85,751          $85,656     $84,938      $105,824      $92,375
Ratios (As a percentage of
   average daily net assets):
   Expenses                              0.69%(4)             0.69%            0.77%       0.69%         0.70%        0.81%
   Expenses after custodian
      fee reduction                      0.69%(4)             0.66%            0.76%       0.67%         0.65%        0.77%
   Net investment income                 5.81%(4)             5.53%            5.82%       5.38%         5.25%        5.69%
Portfolio Turnover                          9%                  13%              46%         80%           38%          34%
---------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.50% to 5.53%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares generally are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any, for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities.

 C Income Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders. At December 31, 2001, the Fund, for federal income tax purposes had a capital loss carryover of $4,506,460 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2007 ($1,244,886) and December 31,
   2008 ($3,261,574).

 D Interest Rate Swaps -- The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Fund makes bi-annual payments at a fixed interest rate. In exchange, the Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Put Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 H When-issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 I Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 K Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 L Other -- Investment transactions are accounted for on a trade-date basis.

 M Interim Financial Statements -- The interim financial statements relating to
   June 30, 2002 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   Transactions in shares of beneficial interest were as follows:

                                              SIX MONTHS ENDED
                                              JUNE 30, 2002     YEAR ENDED
    CLASS A                                   (UNAUDITED)       DECEMBER 31, 2001
    --------------------------------------------------------------------------------
    Sales                                            1,880,758             2,848,401
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        75,559               119,379
    Redemptions                                       (939,049)           (1,359,712)
    --------------------------------------------------------------------------------
    NET INCREASE                                     1,017,268             1,608,068
    --------------------------------------------------------------------------------

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                              SIX MONTHS ENDED
                                              JUNE 30, 2002     YEAR ENDED
    CLASS B                                   (UNAUDITED)       DECEMBER 31, 2001
    --------------------------------------------------------------------------------
    Sales                                              882,605             1,778,948
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        50,469                84,991
    Redemptions                                       (396,191)             (568,547)
    --------------------------------------------------------------------------------
    NET INCREASE                                       536,883             1,295,392
    --------------------------------------------------------------------------------

                                              SIX MONTHS ENDED
                                              JUNE 30, 2002     YEAR ENDED
    CLASS I                                   (UNAUDITED)       DECEMBER 31, 2001
    --------------------------------------------------------------------------------
    Sales                                              653,223               889,686
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       105,689               220,124
    Redemptions                                       (785,378)           (1,074,412)
    --------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                            (26,466)               35,398
    --------------------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the six months ended June 30, 2002, the fee was equivalent to 0.49% (annualized) of the Fund's average daily net assets for such period and amounted to $489,275. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $14,769 from the Fund as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2002.

   Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Service Plan for Class A shares (Class A Plan) (collectively, the Plans). The
   Class B Plan requires the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B net assets. The Fund paid or accrued distribution fees of $157,388 for Class B shares to EVD for the six months ended June 30, 2002, representing 0.75% (annualized) of the average daily net assets for Class B shares. At June 30, 2002, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $1,734,000.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and /or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the six months ended June 30, 2002 amounted to $88,931 and $52,462 for Class A and Class B shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $73,000 of CDSC paid by Class B shareholders for the six months ended June 30, 2002.

7 Purchases and Sales of Investments
-------------------------------------------
   The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations, aggregated $37,506,289 and $17,686,193 respectively.

8 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2002.

9 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $205,436,045
    ------------------------------------------------------
    Gross unrealized appreciation             $ 10,624,586
    Gross unrealized depreciation               (4,523,070)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,101,516
    ------------------------------------------------------

10 Financial Instruments
-------------------------------------------
   The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at June 30, 2002, is as follows:

                       FUTURES CONTRACTS
  -----------------------------------------------------------
  EXPIRATION                                   NET UNREALIZED
  DATE(S)     CONTRACTS              POSITION  DEPRECIATION
  -----------------------------------------------------------
  9/02        368 US Treasury Bond   Short     $     (685,088)

   At June 30, 2002, the Fund had sufficient cash and/or securities to cover margin requirements on open future contracts.

   The Fund has entered into an interest rate swap agreement with Morgan Guaranty Trust Company of New York whereby the Fund makes bi-annual payments at a fixed rate equal to 4.653% on the notional amount of $3,000,000. In exchange, the Fund receives bi-annual payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the contract, which terminates at November 1, 2021, is recorded as a payable for open swap contracts of $89,056 at June 30, 2002.

EATON VANCE MUNICIPAL BOND FUND AS OF JUNE 30, 2002

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL BOND FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President and
Portfolio Manager

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Duncan W. Richardson
Vice President

Walter A. Row III
Vice President

Susan Schiff
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn Corporation
Chairman, Hellman, Jordan Management Co., Inc.
Advisory Director of Berkshire Capital Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122



                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                          EATON VANCE DISTRIBUTORS, INC.


                                PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122



EATON VANCE MUNICIPAL BOND FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


279-8/02                                                                   MBSRC